UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025 (May 12, 2025)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 894-1853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 12, 2025, Lipella Pharmaceuticals Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), received a written notification (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that based on its review of the Company’s issuances of shares of its Series C voting convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), and warrants (the “Warrants”) as partial compensation to its investment bank for placement agent and related consulting and advisory services received in connection with the Company’s private placement transactions conducted between December 2024 and March 2025, the Staff has determined that the Company failed to comply with (i) Nasdaq Listing Rule 5635(d), which requires prior shareholder approval for the issuance, other than in a public offering, of 20% or more of a company’s outstanding shares at a per share price less than the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)) (the “Shareholder Approval Rule”) and (ii) Nasdaq Listing Rule 5640, which prohibits voting rights of existing shareholders from being disparately reduced or restricted through any corporate action or issuance (the “Voting Rights Rule”).

As previously disclosed in the Company’s Form 8-K filings with the U.S. Securities and Exchange Commission (“SEC”) between December 2024 and March 2025, the Company issued to certain investors shares of its Series B non-voting convertible preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), and warrants to purchase shares of Series B Preferred Stock. The Staff’s determination under the Shareholder Approval Rule is based on the Company’s offering and issuance of shares of Series C Preferred Stock and Warrants (convertible or exercisable into shares of common stock, par value $0.0001 per share (“Common Stock”) at $1.00 per share, respectively) which collectively represent more than 20% of the pre-transaction shares of outstanding Common Stock at a discount to the applicable Minimum Price. Additionally, the Staff’s determination under the Voting Rights Rule is based on the disproportionately higher voting power attributed to such shares of Series C Preferred Stock issued to Spartan at a discount to the Minimum Price considering such shares have one vote with respect to all matters on which holders of Common Stock are entitled to vote.

The Notice provides that in accordance with Nasdaq Listing Rule 5810(d), the Company should present its views with respect to such deficiencies to the Nasdaq Hearings Panel (the “Panel”) no later than May 19, 2025. The Company is committed to taking all necessary and appropriate actions that may be required in connection with the Notice and plans to submit a response to the Panel on or before May 19, 2025, including, without limitation, promptly holding an annual meeting of stockholders to approve such issuances of shares of Series C Preferred Stock and Warrants and pausing the processing of any conversion and exercise notices received from holders of Warrants and shares of Series B Preferred Stock and Series C Preferred Stock until Nasdaq’s concerns with respect to the issuance of such securities are resolved. The Notice had no immediate effect on the listing of the Common Stock, which continues to trade on the Nasdaq Capital Market until the Panel issues a decision.

There are no assurances that the Company will be able to regain compliance with the Shareholder Approval Rule or the Voting Rights Rule, and assuming we can regain compliance with such rules, that the Company will be able to continue to maintain compliance with all Nasdaq listing standards in the future. There can also be no assurances that the Panel will grant the Company any extension of time to regain compliance with any such listing requirements, or that any response to the Panel regarding the determination in the Notice will be successful.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those related to future compliance with the Shareholder Approval Rule and the Voting Rights Rule, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including risks related to the Company’s ability to regain and maintain compliance with Nasdaq listing standards, the Company’s ability to be successful in its response to the Staff’s determination in the Notice, the Company’s ability to take actions that may be required for its continued listing on Nasdaq, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
	Name:	Jonathan Kaufman
	Title:	Chief Executive Officer